UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

      Date of Report (Date of earliest event reported) : October 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of January 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-AR2)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-01                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-AR2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On October 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  Mortgage  Pass-Through  Certificates,  Series 2002-AR2

-------------------------------------------------------------------------------



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  October 28, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2002

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               October 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                          REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL           LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA        132,515,000.00   104,783,765.04   2,650,392.92    564,896.97       3,215,289.89      0.00        0.00      102,133,372.12
IIA1      161,534,000.00   138,612,899.21   5,164,727.30    255,711.92       5,420,439.22      0.00        0.00      133,448,171.91
IIA2        5,077,000.00     4,356,591.74     162,326.94      8,581.58         170,908.52      0.00        0.00        4,194,264.80
IIM1       12,000,000.00    12,000,000.00           0.00     29,637.50          29,637.50      0.00        0.00       12,000,000.00
IIM2        4,154,000.00     4,154,000.00           0.00     12,855.76          12,855.76      0.00        0.00        4,154,000.00
IIB         1,846,133.00     1,846,133.00           0.00      7,098.00           7,098.00      0.00        0.00        1,846,133.00
IB1         3,155,000.00     3,131,136.36       3,105.77     16,880.19          19,985.96      0.00        0.00        3,128,030.59
IB2         1,683,000.00     1,670,270.21       1,656.74      9,004.55          10,661.29      0.00        0.00        1,668,613.47
IB3         1,122,000.00     1,113,513.46       1,104.49      6,003.03           7,107.52      0.00        0.00        1,112,408.97
AR                100.00             0.00           0.00          0.00               0.00      0.00        0.00                0.00
IB4           771,000.00       765,168.34         758.97      4,125.08           4,884.05      0.00        0.00          764,409.37
IB5           491,000.00       487,286.20         483.34      2,627.00           3,110.34      0.00        0.00          486,802.86
IB6           491,413.00       487,696.08         483.75      2,629.21           3,112.96      0.00        0.00          487,212.33
TOTALS    324,839,646.00   273,408,459.64   7,985,040.22    920,050.79       8,905,091.01      0.00        0.00      265,423,419.42

IIX       184,611,133.00   161,892,679.61           0.00    764,131.81         764,131.81      0.00        0.00      156,565,625.37
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------



                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA        22540VTR3     790.73135147   20.00070120     4.26289077       24.26359197          770.73065027     IA        6.469288 %
IIA1      22540VTS1     858.10355226   31.97300444     1.58302227       33.55602672          826.13054781     IIA1      2.213750 %
IIA2      22540VUP5     858.10355328   31.97300374     1.69028560       33.66328934          826.13054954     IIA2      2.363750 %
IIM1      22540VTU6   1,000.00000000    0.00000000     2.46979167        2.46979167        1,000.00000000     IIM1      2.963750 %
IIM2      22540VTV4   1,000.00000000    0.00000000     3.09479056        3.09479056        1,000.00000000     IIM2      3.713750 %
IIB       22540VTZ5   1,000.00000000    0.00000000     3.84479341        3.84479341        1,000.00000000     IIB       4.613750 %
IB1       22540VTW2     992.43624723    0.98439620     5.35029794        6.33469414          991.45185103     IB1       6.469288 %
IB2       22540VTX0     992.43625074    0.98439691     5.35029709        6.33469400          991.45185383     IB2       6.469288 %
IB3       22540VTY8     992.43623886    0.98439394     5.35029412        6.33468806          991.45184492     IB3       6.469288 %
AR        22540VUA8       0.00000000    0.00000000     0.00000000        0.00000000            0.00000000     AR        6.469288 %
IB4       22540VUB6     992.43623865    0.98439689     5.35029831        6.33469520          991.45184176     IB4       6.469288 %
IB5       22540VUC4     992.43625255    0.98439919     5.35030550        6.33470468          991.45185336     IB5       6.469288 %
IB6       22540VUD2     992.43626033    0.98440619     5.35030616        6.33471235          991.45185414     IB6       6.469288 %
TOTALS                  841.67207731   24.58148295     2.83232297       27.41380592          817.09059435

IIX       22540VUE0     876.93887676    0.00000000     4.13914263        4.13914263          848.08333509     IIX       0.000000 %
--------------------------------------------------------------------------------------------------------- -------------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Mark M. Volosov
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7172
                              Fax: (212) 946-8302
                         Email: mark.volosov@chase.com


                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               October 25, 2002
---------------------------------------------------------------------------------------------------------

                   Scheduled Principal Payments (Total)                224,539.05
                                         group 1                       111,528.02
                                         group 2                       113,011.03

                   Principal Prepayments (Total)                     7,760,501.17
                                         group 1                     2,546,457.96
                                         group 2                     5,214,043.21

                   Repurchase Principal (Total)                              0.00
                                         group 1                             0.00
                                         group 2                             0.00

                   Substitution Amounts (Total)                              0.00
                                         group 1                             0.00
                                         group 2                             0.00

                   Net Liquidation Proceeds (Total)                          0.00
                                         group 1                             0.00
                                         group 2                             0.00

                   Other Principal Adjustments (Total)                       0.00
                                         group 1                             0.00
                                         group 2                             0.00

Sec. 4.04(a)(v)    Beginning Number of Loans Outstanding (Total)                   830
                                         group 1                                   308
                                         group 2                                   522

                   Beginning Aggregate Loan Balance (Total)             274,331,516.28
                                         group 1                        112,438,836.67
                                         group 2                        161,892,679.61

                   Ending Number of Loans Outstanding (Total)                      808
                                         group 1                                   300
                                         group 2                                   508

                   Ending Aggregate Loan Balance (Total)                266,346,476.06
                                         group 1                        109,780,850.69
                                         group 2                        156,565,625.37

Sec. 4.04(a)(vi)   Servicing Fees (Total, including
                              Master Servicing Fees and MIP Fees)             72,688.29
                                         group 1                              36,920.87
                                         group 2                              35,767.43

                   Trustee Fee (Total)                                           571.52
                                         group 1                                 234.25
                                         group 2                                 337.28

Sec. 4.04(a)(viii) Current Advances (Total)                                N/A
                                         group 1                           N/A
                                         group 2                           N/A

                   Aggregate Advances (Total)                              N/A
                                         group 1                           N/A
                                         group 2                           N/A


Section 4.04(a)(ix) Delinquent Mortgage Loans

                      Group 1
                                                                Principal
                     Category              Number                Balance               Percentage
                        1 Month                3            1,110,629.68                  1.01 %
                        2 Month                0                    0.00                  0.00 %
                        3 Month                1              991,154.99                  0.90 %
                        Total                  4            2,101,784.67                  1.91 %

                      Group 2
                                                                Principal
                     Category              Number                Balance               Percentage
                        1 Month               4            1,180,785.70                  0.75 %
                        2 Month              10            4,998,135.50                  3.19 %
                        3 Month               5            1,845,605.87                  1.18 %
                         Total               19            8,024,527.07                  5.12 %

                      Group Totals
                                                                Principal
                     Category              Number                Balance               Percentage
                        1 Month              7            2,291,415.38                  0.86 %
                        2 Month             10            4,998,135.50                  1.88 %
                        3 Month              6            2,836,760.86                  1.07 %
                         Total              23           10,126,311.74                  3.81 %

                * Delinquent Bankruptcies are included in the table above.

                   Bankruptcies
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                           0                    0.00                  0.00 %

                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                           2                556,482.64                 0.36 %

                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                           2                556,482.64                 0.21 %

                                         * Only Current Bankruptcies are reflected in the table above.

                   Group 2 Balance of Bankruptcies Delinquent 31 to 60 Days                             0.00

                     * Above Figure provided for calculation of Rolling 3 Month Delinquency Rate.


                   Foreclosures
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                           1                868,320.48                 0.79 %


                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                          19              5,883,772.98                 3.76 %


                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                          20              6,752,093.46                 2.54 %


Section 4.04(a)(xi)    REO Properties

                                       Group 1
                                                            Principal
                                       Number               Balance                Percentage
                                          0                    0.00                  0.00 %

                                       Group 2
                                                            Principal
                                       Number               Balance                Percentage
                                          1                 92,190.79                 0.06 %

                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                          1                 92,190.79                 0.03 %


Section 4.04(a)(xii)           Current Realized Losses (Total)           0.00
                                                     group 1             0.00
                                                     group 2             0.00

                               Cumulative Realized Losses (Total)        0.00
                                                     group 1             0.00
                                                     group 2             0.00


Section 4.04(a)(xiii)          Weighted Average Term to Maturity          347
                                                     Group 1              345
                                                     Group 2              349

PMI Claims                     Number of claims submitted under the TGIC PMI Policy                    0
                               Total amount of claims submitted under the TGIC PMI Policy           0.00
                               Number of claims paid under the TGIC PMI Policy                         0
                               Total amount of claims paid under the TGIC PMI Policy                0.00

Group 2 Trigger Event          Trigger Event Occurrence                                                                         YES
                               (Is Rolling 3 Month Delinquency Rate > the lessor of 12% and the Sr. Enhancement% x 50%?)
                               Rolling 3 Month Delinquency Rate                                                           6.60628 %
                               The lessor of 12% and the Sr. Enhancement% x 50%                                           5.20962 %

Group 2 O/C Reporting          Targeted Overcollateralization Amount                                                     923,055.67
                               Ending Overcollateralization Amount                                                       923,055.66
                               Ending Overcollateralization Deficiency                                                         0.00
                               Group I Excess Interest Amount                                                              4,684.95
                               Overcollateralization Release Amount                                                            0.00
                               Monthly Excess Interest                                                                   764,131.82
                               Payment to Class II-X                                                                     764,131.81

